SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 22, 2000 (November 20, 2000)

                       Digital Courier Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-20771                        87-0461856
--------------------------------------------------------------------------------
(State or Other                      (Commission                   (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)


136 Heber Avenue, Suite 204, P.O. Box 8000, Park City, Utah                84060
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (435) 655-3617


N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
---------+------------

The press release attached as Exhibit 99 was distributed on November 20, 2000.

Item 9.  Regulation FD Disclosure
---------------------------------

The Company conducted a conference call for investors on November 20, 2000. A webcast of the call is available at our website at www.dcti.com. The webcast will remain available until December 15, 2000.



SIGNATURES
----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DIGITAL COURIER TECHNOLOGIES,  INC.


Dated: November 22, 2000              By:/s/ Kenneth M. Woolley
                                         ----------------------
                                             Kenneth M. Woolley
                                             Chairman of the Board


                                       2